Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Enumeral Biomedical Holdings, Inc. (the “Company”) for the quarter ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kevin G. Sarney, Interim Chief Executive Officer and President, Vice President of Finance, Principal Accounting Officer and Treasurer of the Company, hereby certifies, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2017	/s/ Kevin G. Sarney
Kevin G. Sarney
Interim Chief Executive Officer and President, Vice President of Finance, Chief Accounting Officer and Treasurer
(Principal Executive Officer and Principal Financial Officer)